Exhibit 99.1
UPHEALTH COMPLETES SALE OF CLOUDBREAK HEALTH AT $180 MILLION FULL CASH DEAL

DELRAY BEACH, Fla. – March 18, 2024 – UpHealth, Inc. (“we,” “our,” “UpHealth,” or the “Company”) (NYSE: UPHL) today announced that it completed its previously announced sale of Cloudbreak Health, LLC (“Cloudbreak”), best known for its MarttiTM translation offering, to a newly formed entity controlled by GTCR LLC for $180 million in gross cash proceeds on March 15, 2024.

The $180 million in gross proceeds will be used to pay all closing expenses including any potential liability for taxes on the sale and paying down the Company’s debt, including all of the Company’s $115 million 2026 Notes and a substantial portion of its $57.2 million 2025 Notes.

“This transaction is one more critical milestone in the last three years of UpHealth, Inc.’s journey to focus the Company on its strategic core and most profitable businesses. This major restructuring includes so far, shutting down the non-profitable businesses that also presented challenging legal risks, as well as divesting and selling profitable businesses that did not have a good strategic fit to our mission. The sale announced today of Cloudbreak, and the sale of IGI in May 2023 in a $56 million cash deal, have together generated to the Company about $235 million of cash that has allowed us to significantly reduce the liabilities of the Company and enhance its business focus and the financial performance, all resulting in unlocking meaningful value to our stakeholders. Moving forward we will focus solely on the very important purposed behavioral health business as we enhance investments in the profitable TTC Healthcare operation” said Dr Avi Katz, Chairman of the Board of Directors.

“The Cloudbreak sale transaction will significantly deleverage our balance sheet, stabilize our business and empower us to concentrate our resources on TTC Healthcare,” said Martin Beck, Chief Executive Officer. “TTC is a profitable and cash-generating behavioral health business with an incredibly bright future and we look forward to working with our talented team to profitably scale and deliver high-quality care to more patients. We are proud to continue to increase our presence in the behavioral health sector which is one of the most critical healthcare verticals for all U.S. and global citizens, regardless of age, gender, sexual orientation, religion, nationality and ethnicity.”

TTC Healthcare currently provides its patients with a full continuum of evidence-based mental health and substance use disorder services in four facilities with 159 licensed beds in Florida. The business continues to show strong census growth, with an attractive payor mix, including the U.S. Department of Veterans Affairs.

UpHealth will provide a detailed financial analysis of the financial impacts of the Cloudbreak sale on its balance sheet and income statement in our upcoming Annual Report on Form 10-K, expected to be filed before the end of the month.

Additional Detail on the Proceeds from the Sale

The proceeds of the Cloudbreak sale, after transaction-related fees and expenses, have been deposited into three escrow accounts: a Notes escrow ($139 million), a Tax escrow ($27 million) and a Working Capital escrow ($3 million). Funds in the Notes escrow will be released on approximately June 3, 2024, but no later than June 15, 2024, and will be used to satisfy in full, plus accrued interest, the Company’s 2026 Notes and to repurchase approximately $20 million of the Company’s 2025 Notes, plus accrued interest, leaving approximately $37 million of 2025 Notes outstanding, which will constitute the Company’s entire long term debt. Funds in the Tax escrow will be used to satisfy the Company’s 2024 tax liability and any funds not required for this purpose will be used to repurchase additional 2025 Notes. Funds in the Working Capital escrow will be used to satisfy any obligations of the Company resulting from a difference between Cloudbreak’s targeted and actual working capital as of the closing of the transaction, and any funds not used for this purpose will also be used to repurchase additional 2025 Notes.

About UpHealth, Inc.

UpHealth, Inc. is a leading provider of a full continuum of behavioral health solutions through the utilization of evidence-based treatments and services. Operating through its TTC Healthcare, Inc. subsidiary, UpHealth targets mental health issues and substance use disorders with services provided by psychiatrists, physicians, neurologists, licensed therapists, and clinical social workers. The Company’s levels of care include detox, residential, partial hospitalization programs, intensive outpatient programs, outpatient, and telehealth. UpHealth’s clients include health plans, healthcare providers and community-based organizations. For more information, please visit https://uphealthinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the repurchases of the 2026 Notes and 2025 Notes and the availability of funds in the Tax escrow and Working Capital escrow that may be used for this purpose, in each case, including the amounts and timing thereof, the projected operation and financial performance of the Company and its various subsidiaries, including TTC Healthcare, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the Company to utilize funds in the Notes escrow and Working Capital escrow for the repurchases of the 2026 Notes and 2025 Notes, the ability of the Company to service or otherwise pay its debt obligations following such repurchases, including to holders of the Company’s notes that will remain outstanding, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to scale and expand what it does for existing customers as well as to add new customers, whether the Company will be able to regain and sustain compliance with the continued listing standards of the NYSE or comply with the initial listing standards of another national securities exchange, uncertainty with respect to how the International Court of Arbitration or the Indian courts shall decide various matters that are before them or that the board of directors of Glocal Healthcare Systems Private Limited (“Glocal”) will act in compliance with its fiduciary duties to Glocal’s shareholders, and that the Company will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contact

Jude Gorman / Dan Moore
Collected Strategies
UPH-CS@collectedstrategies.com